Summary Prospectus Supplement	January 31, 2018

Putnam Government Money Market Fund
Summary Prospectus dated January 30, 2018

The lead in paragraph to the Example table in the section Fees and expenses is replaced in its entirety with the following:

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

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